UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January, 31 2006

                           ELECTRONIC GAME CARD, INC.
             (Exact name of registrant as specified in its charter)

                                    000-25853
                            (Commission File Number)

            Nevada                                         87-0570975
(State or other jurisdiction                   (IRS Employer Identification No.)
     of incorporation)

712 5th Avenue 19th Floor New York                          NY 10019

Address of principal executive offices)                    (Zip Code)

                                 (646) 723 8946
               Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

|_| Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02. Departure of Directors or Principal Officers; Election of Directors Appointment of Principal Officers

(b) Effective January 31st, 2006, John Bentley retired due to ill health from all of his positions with the Company, which positions included Chief Executive Officer, President, and member of the Company's Board of Directors. His retirement is not related to any disagreement with the Company.

Item 9.01 Exhibits

The following exhibits are filed with this report.

Copy of Press Release, dated 31st January, 2006


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          ELECTRONIC GAME CARD, INC.
                                                (Registrant)


Date: February 3, 2006             /s/ Linden J. Boyne
                                   ---------------------------------------------
                                   Linden J. Boyne
                                   (Officer duly authorized to sign this report)